                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints each of Charles W. Cramb, Jr. and Richard K. Willard, jointly and severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign The Gillette Company's (the "Company") Registration Statement on Form S-3, relating to the registration of $1,300,000,000 aggregate initial offering price of debt securities of the Company and any and all amendments thereto (including post-effective amendments), as well as any related registration statement or amendment thereto filed pursuant to Rule 462 promulgated under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                                           Title                             Date
 /s/ James M. Kilts                                Chairman of the Board of Directors,      October 24, 2002
----------------------------------------
James M. Kilts                                     Chief Executive Officer and Director


  /s/ Edward F. DeGraan                            President, Chief Operating Officer and   October 24, 2002
----------------------------------------
Edward F. DeGraan                                  Director


 /s/ Charles W. Cramb, Jr.                         Senior Vice President and Chief          October 24, 2002
----------------------------------------
Charles W. Cramb, Jr.                              Financial Officer


 /s/ Claudio E. Ruben                              Vice President, Controller and           October 24, 2002
----------------------------------------
Claudio E. Ruben                                   Principal Accounting Officer

 /s/ Warren E. Buffett                             Director                                 October 24, 2002
----------------------------------------
Warren E. Buffett

 /s/ Wilbur H. Gantz                               Director                                 October 24, 2002
----------------------------------------
Wilbur H. Gantz

 /s/ Michael B. Gifford                            Director                                 October 24, 2002
----------------------------------------
Michael B. Gifford

 /s/ Ray J. Groves                                 Director                                 October 24, 2002
----------------------------------------
Ray J. Groves

 /s/ Dennis F. Hightower                           Director                                 October 24, 2002
----------------------------------------
Dennis F. Hightower

 /s/ Herbert H. Jacobi                             Director                                 October 24, 2002
----------------------------------------
Herbert H. Jacobi

 /s/ Nancy J. Karch                                Director                                 October 24, 2002
----------------------------------------
Nancy J. Karch

 /s/ Jorge P. Lemann                               Director                                 October 24, 2002
----------------------------------------
Jorge P. Lemann

 /s/ Richard R. Pivirotto                          Director                                 October 24, 2002
----------------------------------------
Richard R. Pivirotto

 /s/ Marjorie M. Yang                              Director                                 October 24, 2002
----------------------------------------
Marjorie M. Yang


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